UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      April 4, 2005
                                                 -----------------------


                           TENGTU INTERNATIONAL CORP.
                           --------------------------
               (Exact name of Registrant as specified in charter)

      Delaware                     000-29957                   77-0407366
--------------------------------------------------------------------------------
(State or other jurisdic-         (Commission               (IRS Employer
 tion of incorporation)           File Number)              Identification No.)


                236 Avenue Road, Toronto, Ontario, Canada M5R 2J4
              ----------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                  416-963-3999
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


      (Former name, address and fiscal year, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written  communications  pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ]   Pre-commencement  communications  pursuant  to  Rule  14d-2(b)  under  the
Exchange Act (17 CFR240.14d-2(b))

[ ]   Pre-commencement  communications  pursuant  to  Rule  13e-4(c)  under  the
Exchange Act (17 CFR 240.13e-4(c))

Item 3.02   Unregistered Sales of Equity Securities

      As reported in the Current Report on Form 8-K filed by Tengtu International Corp. (the "Company") on March 30, 2005, on March 24, 2005 the Company entered into Unit Purchase Agreements with certain purchasers (collectively the "Initial Purchasers"), pursuant to which it sold to the Initial Purchasers a total of 1,877,943 units ("Units") for an aggregate purchase price of $3,906,117. Each Unit sold consists of one share of Series A Convertible Cumulative Preferred Stock, par value $.01 per share, of the Company ("Series A Preferred"), redeemable warrants to purchase ten (10) shares of the Company's Common Stock, par value $.01 per share ("Common Stock") for an initial exercise price of $0.40 per share ("$.40 Warrants") and redeemable warrants to purchase five shares of Common Stock for an initial exercise price of $.60 per share ("$.60 Warrants" and, together with the $.40 Warrants, the "Warrants").

      Subsequent to the closing of the sale of Units to the Initial Purchasers, the Company entered into and closed another Unit Purchase Agreement with Middlemarch Partners Limited ("Middlemarch"), pursuant to which the Company issued and sold to Middlemarch 24,038 Units for an aggregate purchase price of $50,000. None of the Units, the shares of Series A Preferred, $.40 Warrants and $.60 Warrants comprising the Units sold to Middlemarch or the shares of Common Stock issuable upon conversion of the Series A Preferred and exercise of the Warrants has been registered under the Securities Act of 1933, as amended (the "Act"). Such securities were issued pursuant to the exemption provided by Regulation D under the Act.


Item 9.01   Financial Statements and Exhibits

      The following exhibits are filed as part of this Current Report:

99.1 Form of Unit Purchase Agreement entered into by the Company with each of the Initial Purchasers and Middlemarch. Incorporated by reference to
      Exhibit 99.1 to the Company's Current Report on Form 8-K filed March 30, 2005

                                   Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TENGTU INTERNATIONAL CORP.

April 6, 2005                           By: /s/ John D. Watt
                                            --------------------------------
                                            John D. Watt, President